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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 25, 2005

                          THE MIIX GROUP, INCORPORATED

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             (Exact Name of Registrant as Specified in its Charter)


   DELAWARE                        001-14593                     22-3586492
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(State or Other                   (Commission                   (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)



                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648

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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 896-2404

                                       N/A

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01.  OTHER EVENTS.

The MIIX Group, Incorporated (the "Company") filed with United States Bankruptcy Court for the District of Delaware on April 25, 2005, its Monthly Operating Report for the period March 1, 2005 through March 31, 2005 (the "Report"), which sets forth certain financial information and which is attached hereto as Exhibit
99.1. Certain attachments to the Report are not included as part of Exhibit 99.1, but are available at the office of the U.S. Trustee and the Bankruptcy Court. The Company undertakes to furnish a copy of any such omitted attachments to the Securities and Commission upon its request.

THE REPORT CONTAINS INFORMATION THAT HAS NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, HAS NOT BEEN PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. THE COMPANY CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE REPORT, WHICH CONTAINS UNAUDITED INFORMATION AND IS IN A FORMAT PRESCRIBED BY THE APPLICABLE BANKRUPTCY LAWS. THERE CAN BE NO ASSURANCE THAT THE REPORT IS COMPLETE. THE REPORT ALSO CONTAINS INFORMATION FOR PERIODS THAT MAY BE SHORTER OR OTHERWISE DIFFERENT FROM THOSE CONTAINED IN THE COMPANY'S REPORTS FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT").

This Form 8-K contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties and may differ materially from actual future events or results. Although the Company believes that its expectations and beliefs are based on reasonable assumptions, it can give no assurance that its goals will be attained. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

This Report shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.

      99.1. Monthly Operating Report
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE MIIX GROUP, INCORPORATED


                                          By:   /s/ Perry M. Mandarino
                                               ---------------------------
                                               Perry M. Mandarino,
                                               Chief Restructuring Officer

May 5, 2005